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                                                                  EXECUTION COPY


                                 USX Corporation
                                600 Grant Street
                         Pittsburgh, Pennsylvania 15219


                                              August 13, 1999


Republic Technologies International, LLC
3770 Embassy Parkway
Akron, Ohio 44333

Lorain Tubular Company, LLC
c/o USX Corporation
600 Grant Street
Pittsburgh, Pennsylvania 15219

Kobe Steel, Ltd.
10-26 Wakinohamacho 2-Chome
Chuo-Ku, Kobe City, Hyugo 651-0072

Ladies and Gentleman:

         Reference is made to the Asset Purchase and Contribution Agreement, dated as of May 31, 1989 (the "Contribution Agreement"), among Kobe Steel, Ltd. ("Kobe"), Kobe/Lorain Inc. ("Kobe Holdings"), USX Corporation ("USX"), USS Lorain Holding Company, Inc. ("USX Holdings") and USS/Kobe Steel Company ("USS/Kobe") providing for, among other things, the contribution by USX of certain real property, equipment, inventory and other assets located at Lorain, Ohio ("Lorain Works") to USS/Kobe and the assumption by USS/Kobe of certain related liabilities. The Contribution Agreement provided that the responsibility for certain environmental liabilities arising prior to the date thereof would be borne by USX and for certain others would be borne by USS/Kobe.

         This letter is being delivered in connection with the Master Restructuring Agreement (the "MRA"), dated as of August 13, 1999, among Bar Technologies Inc., RES Holding Corporation, Republic Engineered Steels, Inc., Republic Technologies International Holdings, LLC, Republic Technologies International, LLC ("RTI Opco"), Blackstone Capital Partners II Merchant Banking Fund L.P., Blackstone Offshore Capital Partners II L.P., Blackstone Family Investment Partnership II L.P., The Veritas Capital Fund, L.P., HVR Holdings, L.L.C., USX, Kobe, USX Holdings, Kobe Holdings, USX RTI Holdings, Inc., Kobe Delaware Inc., Kobe RTI Holdings, Inc., Lorain Tubular Company, LLC ("NewTube") and USS/Kobe providing for, among other things, the transfer by USS/Kobe to NewTube of the USS/Kobe Tubular Assets (as defined in the MRA) and the assumption by NewTube of the USS/Kobe Tubular Liabilities (as defined in the MRA), followed by the merger of USX Holdings and Kobe Holdings, each a 50% general partner in USS/Kobe, with and into RTI Opco in order to combine the USS/Kobe Bar Business

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(as defined in the MRA) with the business of RTI Opco (together, the
"Transactions"). As a result of the Transactions, the assets and liabilities of USS/Kobe, including those contributed by USX under the Contribution Agreement, will be split between NewTube and RTI Opco. In connection with the Transactions, the parties hereto desire to set forth the rights and obligations following the consummation of the Transactions of each of USX, NewTube and RTI Opco for environmental liabilities previously governed by the Contribution Agreement (the date of such consummation, the "Closing Date") as follows.

         Unless otherwise specified herein, capitalized terms used but not defined herein shall have the meanings assigned to them in the Contribution Agreement. References herein to Schedules refer to the Schedules to the Contribution Agreement.

         Section 1.1 Inactive and Closed Production Facilities.

                  (a) Responsibility and liability for the cost of performing any Environmental Remediation at or caused by any of the inactive or closed production facilities listed in Schedule 11.1 shall be allocated as follows: (i) RTI Opco and NewTube (collectively, in the manner set forth in this clause (a) below) will assume responsibility and liability for the first $10,000,000 (such amount, the "Closed Facility Basket") of such costs (whether or not necessary to satisfy an Agency Demand) to be spent at any or all of the inactive or closed production facilities listed in Schedule 11.1, and (ii) once RTI Opco and NewTube have, under the terms of this Section 1.1, paid, agreed to pay, or authorized the payment of a total of $10,000,000 toward such costs, USX shall retain all responsibility and liability, as a Retained Liability, for any and all costs of Environmental Remediation in excess of $10,000,000 (the "Additional Closed Facility Amounts") which are necessary to satisfy any Agency Demand applicable to any or all of the inactive or closed production facilities listed in Schedule 11.1; provided, however, that costs incurred by RTI Opco or NewTube to perform any Environmental Remediation, to the extent not necessary to satisfy an Agency Demand, shall be not be counted toward the Closed Facility Basket unless USX has approved such Environmental Remediation, such approval not to be unreasonably withheld. RTI Opco and NewTube shall be responsible for funding the Closed Facility Basket as follows: (a) any amounts actually paid by USS/Kobe under the Closed Facility Basket prior to the Closing Date shall be deemed to have been contributed by NewTube; and (b) any amounts paid by RTI Opco or NewTube under the Closed Facility Basket on and after the Closing Date shall be borne by the party responsible and liable for such liability in accordance with the MRA (i.e., NewTube shall be responsible for paying all amounts to the extent arising, directly or indirectly, from or in connection with the USS/Kobe Tubular Liabilities and RTI Opco shall be responsible for paying all amounts to the extent arising, directly or indirectly, from or in connection with the USS/Kobe Bar Liabilities (as defined in the MRA)) until the Closed Facility basket has been fully paid. Once the Closed Facility Basket has been fully exhausted, USX shall pay any and all Additional Closed Facility Amounts as provided in the first sentence of this clause (a) to the party that bears responsibility and liability for such costs under the MRA; provided, however, that in the event that RTI Opco or NewTube paid more than $5,000,000 of the amounts that exhausted the Closed Facility Basket (the "Closed Facility Over-Contributing Party") (the amount by which the contribution of the Closed Facility Over-Contributing Party exceeds that of the other party, the "Closed Facility Catch-up Amount"),

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USX shall pay any Additional Closed Facility Amounts otherwise owing hereunder to the other party instead to both of RTI Opco and NewTube in the same proportion that such parties contributed to the Closed Facility Basket until such time as the Closed Facility Over-Contributing Party has received an amount, otherwise owing hereunder to the other party, equal to the Closed Facility Catch-up Amount. For example, if RTI Opco has paid $7,000,000 and NewTube has paid $3,000,000 of the amounts that exhausted the Closed Facility Basket, Additional Closed Facility Amounts otherwise due to NewTube from USX shall instead be paid 70% to RTI Opco and 30% to NewTube until such time as RTI Opco has received Additional Closed Facility Amounts equal to $4,000,000 (the full amount of the Closed Facility Catch-up Amount).

                  (b) To the extent USS/Kobe has caused, or RTI Opco or NewTube causes, a Release of a Chemical Substance onto one of the inactive or closed production facilities listed in Schedule 11.1 and there is an Agency Demand for Environmental Remediation at the affected facility: (i) RTI Opco and NewTube shall assume responsibility and liability (in accordance with the MRA) for only the cost of that portion of the Environmental Remediation required to respond to the Release caused by USS/Kobe, RTI Opco or NewTube and such costs shall not be counted toward satisfaction of RTI Opco's and NewTube's responsibility for the first $10,000,000 of such Environmental Remediation costs set forth in Section 1.1(a)(i); and (ii) the remainder of such costs necessary to satisfy an Agency Demand for Environmental Remediation shall be allocated between RTI Opco and NewTube and USX in accordance with Section 1.1(a).

                  (c)(i) Where an Agency Demand for Environmental Remediation was triggered solely by USS/Kobe's decision, or would be triggered solely by RTI Opco's or NewTube's decision, to make Use of any portion of an inactive or closed production facility listed in Schedule 11.1, and where no Agency Demand for Environmental Remediation at that portion of such facility has been made prior to the time of such decision to make Use of such facility, then the cost of such Environmental Remediation shall be allocated between RTI Opco and NewTube and USX in accordance with Section 1.1(a) only if no other portion of the Real Property is available at that time which would both (x) be suitable for such Use, and (y) be able to be put to that Use without the need for any Environmental Remediation.

                  (c)(ii) Any cost of Environmental Remediation at or caused by the facilities listed in Schedule 11.1 which does not qualify under Section 1.1(c)(i) for allocation between RTI Opco and NewTube and USX in accordance with
Section 1.1(a) shall not be counted toward satisfaction of RTI Opco's and NewTube's responsibility for the first $10,000,000 of costs of Environmental Remediation set forth in Section 1.1(a)(i).

                  (d) For the purposes of Sections 1.1(c) and 1.2(c), the "Use" of an inactive or closed production facility listed in Schedule 11.1 or an inactive, identified solid waste management unit listed in Schedule 11.2 means:
(i) resumption of the facility's or unit's original designed purpose; (ii) installation and operation of new production facilities; (iii) construction and operation of a new building or other structure; or (iv) any physical site preparation for a storage area requiring soil excavation, but does not mean: (x) performance of routine security, maintenance, or similar protective activities;
(y) operation, replacement, or upgrading of existing


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utility lines, roads, railroad track, or the like; or (z) storage of raw materials, finished products, or equipment.

         Section 1.2  Identified Solid Waste Management Units.

                  (a) Responsibility and liability for the cost of performing any Environmental Remediation at or caused by any of the identified solid waste management units listed in Schedule 11.2 shall be allocated as follows: (i) RTI Opco and NewTube (collectively, in the manner set forth in this clause (a) below) will assume responsibility and liability for the first $9,000,000 (such amount, the "SWMU Basket") of such costs (whether or not necessary to satisfy an Agency Demand) to be spent at any or all of the identified solid waste management units listed in Schedule 11.2; and (ii) once RTI Opco and NewTube have, under the terms of this Section 1.2, paid, agreed to pay, or authorized the payment of a total of $9,000,000 toward such costs, USX shall retain all responsibility and liability, as a Retained Liability, for any and all costs of Environmental Remediation in excess of $9,000,000 (the "Additional SWMU Amounts") to be incurred after the Closing which are necessary to satisfy any Agency Demand applicable to any or all of the identified solid waste management units listed in Schedule 11.2; provided, however, that costs incurred by RTI Opco or NewTube to perform any Environmental Remediation, to the extent not necessary to satisfy an Agency Demand, shall be not be counted toward the SWMU Basket unless USX has approved such Environmental Remediation, such approval not to be unreasonably withheld. RTI Opco and NewTube shall be responsible for funding the SWMU Basket as follows: (a) any amounts actually paid by USS/Kobe under the SWMU Basket prior to the Closing Date shall be deemed to have been contributed by NewTube; and (b) any amounts paid by RTI Opco or NewTube under the SWMU Basket on and after the Closing Date shall be borne by the party responsible and liable for such liability in accordance with the MRA (i.e., NewTube shall be responsible for paying all amounts to the extent arising, directly or indirectly, from or in connection with the USS/Kobe Tubular Liabilities and RTI Opco shall be responsible for paying all amounts to the extent arising, directly or indirectly, from or in connection with the USS/Kobe Bar Liabilities) until the SWMU basket has been fully paid. Once the SWMU Basket has been fully exhausted, USX shall pay any and all Additional SWMU Amounts as provided in the first sentence of this clause (a) to the party that bears responsibility and liability for such costs under the MRA; provided, however, that in the event that RTI Opco or NewTube paid more than $4,500,000 of the amounts that exhausted the SWMU Basket (the "SWMU Over-Contributing Party") (the amount by which the contribution of the SWMU Over-Contributing Party exceeds that of the other party, the "SWMU Catch-up Amount"), USX shall pay any Additional SWMU Amounts otherwise owing hereunder to the other party instead to both of RTI Opco and NewTube in the same proportion that such parties contributed to the SWMU Basket until such time as the SWMU Over-Contributing Party has received an amount, otherwise owing hereunder to the other party, equal to the SWMU Catch-up Amount. For example, if RTI Opco has paid $6,000,000 and NewTube has paid $3,000,000 of the amounts that exhausted the SWMU Basket, Additional SWMU Amounts otherwise due to NewTube from USX shall instead be paid 66-2/3% to RTI Opco and 33-1/3% to NewTube until such time as RTI Opco has received Additional SWMU Amounts equal to $3,000,000 (the full amount of the SWMU Catch-up Amount).


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                  (b) To the extent USS/Kobe has caused, or RTI Opco or NewTube causes, a Release of a Chemical Substance onto one of the identified solid waste management units listed in Schedule 11.2 and there is an Agency Demand for Environmental Remediation at the affected unit: (i) RTI Opco and NewTube shall assume responsibility and liability (in accordance with the MRA) for only the cost of that portion of the Environmental Remediation required to respond to the Release caused by USS/Kobe, RTI Opco or NewTube and such costs shall not be counted toward satisfaction of RTI Opco's and NewTube's responsibility for the first $9,000,000 of such costs of Environmental Remediation set forth in Section 1.2(a)(i); and (ii) the remainder of such costs necessary to satisfy an Agency Demand for Environmental Remediation at such units shall be allocated between RTI Opco and NewTube and USX in accordance with Section 1.2(a).

                  (c)(i) Where an Agency Demand for Environmental Remediation was triggered solely by USS/Kobe's decision, or would be triggered solely by RTI Opco's or NewTube's decision, to make Use of any portion of an inactive, identified solid waste management unit listed in Schedule 11.2 and identified as inactive in Schedule 11.2, and where no Agency Demand for Environmental Remediation at such unit has been made prior to the time of such decision to make Use of such inactive unit, the cost of such Environmental Remediation shall be allocated between RTI Opco and NewTube and USX as set forth in Section 1.2(a) only if no other portion of the Real Property is available at that time which would both (x) be suitable for such Use, and (y) be able to be put to that Use without the need for any Environmental Remediation.

                  (c)(ii) Any cost of Environmental Remediation which does not qualify under Section 1.2(c)(i) for allocation between RTI Opco and NewTube and USX in accordance with Section 1.2(a) shall not be counted toward satisfaction of RTI Opco's and NewTube's responsibility for the first $9,000,000 of costs of Environmental Remediation set forth in Section 1.2(a)(i).

                  Section 1.3 Agency Demands for Environmental Remediation at Additional Areas of the Real Property.

                  (a) Responsibility and liability for the cost of performing any Environmental Remediation necessary to satisfy any Agency Demand made on or before December 31, 1991 and applicable to any portion of the Real Property, other than those listed in Schedules 11.1, 11.2, 11.4, and 11.5 shall be allocated as follows: (i) RTI Opco and NewTube (collectively, in the manner set forth in this clause (a) below) will assume responsibility and liability for the first $12,000,000 (such amount, the "General Basket") of such costs to be spent at any and all such unlisted areas; and (ii) once RTI Opco and NewTube have, under the terms of this Section 1.3, paid, agreed to pay, or authorized the payment of a total of $12,000,000 toward such costs, USX shall retain all responsibility and liability, as a Retained Liability, for any and all costs of Environmental Remediation in excess of $12,000,000 (the "Additional General Amounts") which are necessary to satisfy any Agency Demand made on or before December 31, 1991 applicable to any and all such unlisted areas. RTI Opco and NewTube shall be responsible for funding the General Basket as follows: (a) any amounts actually paid by USS/Kobe under the General Basket prior to the Closing Date shall be deemed to have been contributed by NewTube;


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and (b) any amounts paid by RTI Opco or NewTube under the General Basket on and after the Closing Date shall be borne by the party responsible and liable for such liability in accordance with the MRA (i.e., NewTube shall be responsible for paying all amounts to the extent arising, directly or indirectly, from or in connection with the USS/Kobe Tubular Liabilities and RTI Opco shall be responsible for paying all amounts to the extent arising, directly or indirectly, from or in connection with the USS/Kobe Bar Liabilities) until the General Basket has been fully paid. Once the General Basket has been fully exhausted, USX shall pay any and all Additional General Amounts as provided in the first sentence of this clause (a) to the party that bears responsibility and liability for such costs under the MRA; provided, however, that in the event that RTI Opco or NewTube paid more than $6,000,000 of the amounts that exhausted the General Basket (the "General Over-Contributing Party") (the amount by which the contribution of the General Over-Contributing Party exceeds that of the other party, the "General Catch-up Amount"), USX shall pay any Additional General Amounts otherwise owing hereunder to the other party instead to both of RTI Opco and NewTube in the same proportion that such parties contributed to the General Basket until such time as the General Over-Contributing Party has received an amount, otherwise owing hereunder to the other party, equal to the General Catch-up Amount. For example, if RTI Opco has paid $8,000,000 and NewTube has paid $4,000,000 of the amounts that exhausted the General Basket, Additional General Amounts otherwise due to NewTube from USX shall instead be paid 66-2/3% to RTI Opco and 33-1/3% to NewTube until such time as RTI Opco has received Additional General Amounts equal to $4,000,000 (the full amount of the General Catch-up Amount).

                  (b) If USS/Kobe caused a Release of a Chemical Substance onto any portion of the Real Property, other than those listed in Schedules 11.1, 11.2, 11.4, and 11.5 and there was an Agency Demand made on or before December 31, 1991 for Environmental Remediation at any such unlisted area, RTI Opco and NewTube shall assume responsibility and liability (in accordance with the MRA) for only the cost of that portion of the Environmental Remediation required to respond to the Release caused by USS/Kobe, and such costs shall not be counted toward satisfaction of RTI Opco and NewTube's responsibility for the first $12,000,000 of the cost of such Environmental Remediation set forth in Section l.3(a)(i); and the remainder of such costs necessary to satisfy an Agency Demand made on or before December 31, 1991 for Environmental Remediation at any such area shall be allocated between RTI Opco and NewTube and USX in accordance with
Section 1.3(a).

                  Section 1.4 USX Environmental Projects. USX shall retain all responsibility and liability, as Retained Liabilities, for: (i) the cost of completing all of the environmental projects listed in Schedule 11.4; and (ii) any fines, penalties, or other costs required to satisfy any Agency Demand arising out of or related to satisfaction of any Legal Requirement or Environmental Law applicable to the performance leading to the completion of any such environmental project, regardless of whether such costs exceed the amounts previously budgeted and authorized by USX for completion of such projects.

                  Section 1.5 Active Solid Waste Management Units. Schedule 11.5 sets forth a list of the active solid waste management units located on the Real Property that, in addition to


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those solid waste management units listed on Schedule 11.1, 11.2 or 11.4, will be excepted from the allocation of liabilities described in Section 1.3(a).

                  Section 1.6 Groundwater Remediation Costs. In addition to, and without limiting the effects of, any other provision hereof, responsibility and liability for the cost of performing any Groundwater Remediation (other than the costs of performing Environmental Remediation of groundwater associated with the USX environmental projects listed in Schedule 11.4, for which responsibility is retained by USX) shall be allocated as follows: (i) RTI Opco and NewTube and will assume responsibility and liability for 65 percent of such costs (allocated in accordance with the MRA); and (ii) USX shall retain responsibility and liability, as a Retained Liability, for 35 percent of such costs.

                  Section 1.7 Liability for Off-Site Environmental Conditions.

                  (a) USX shall retain all responsibility and liability, as a Retained Liability, for all costs, claims, and liabilities for Environmental Remediation and Groundwater Remediation caused by, arising out of, or otherwise relating to acts or omissions of either USX or USX's USS division ("USS"), or their agents prior to June 30, 1989, with respect to any site, property, or area (other than the Real Property) used for or affected by any disposal or Release of any Chemical Substance caused by, arranged by, or attributable to USX, USS, or their agents.

                  (b) RTI Opco and NewTube shall assume all responsibility and liability (in accordance with the MRA) for all costs, claims, and liabilities for Environmental Remediation and Groundwater Remediation caused by, arising out of, or otherwise relating to acts or omissions of USS/Kobe, RTI Opco or NewTube or their agents on or after June 30, 1989, with respect to any site, property, or area (other than the Real Property) used for or affected by any disposal or Release of any Chemical Substance caused, arranged by, or attributable to USS/Kobe, RTI Opco or NewTube or their agents.

                  (c) In the event that any site, property, or area (other than the Real Property) has been or is used for or affected by any disposal or Release of any Chemical Substance that was or is caused by, arranged by, or attributable to both: (i) the acts or omissions of either USX, USS, or their agents prior to June 30, 1989; and (ii) the acts or omissions of USS/Kobe, RTI Opco or NewTube or their agents on or after June 30, 1989, then all costs, claims, and liabilities for Environmental Remediation and Groundwater Remediation caused by, arising out of, or otherwise relating to such acts or omissions shall be allocated between RTI Opco and NewTube and USX on a pro-rata basis determined by the volume of Chemical Substance disposed of or Released on any such site, property, or area which is attributable to each party. Any such liability allocated to USX pursuant to this Section 1.7(c) shall be a Retained Liability.

                  (d) USX agrees and acknowledges that the term "Real Property" as used in this Section 1.7 will not be deemed to include portions of the Black River not owned by USX, USS/Kobe or NewTube, as the case may be, as part of Lorain Works.


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                  Section 1.8 Asbestos Survey and Remediation. USX shall retain all responsibility and liability, as a Retained Liability, for: (i) the costs of completing the entire asbestos survey authorized at the Lorain Works in existence at June 30, 1989; and (ii) the costs of remediating all asbestos and asbestos-containing material identified as friable in the Lorain Works asbestos survey in existence at June 30, 1989. For purposes of this provision, costs of remediation shall include but not be limited to all costs of testing, analysis, encapsulation, removal, packaging and on-site and off-site transportation, management, and disposal of asbestos and asbestos-containing material.

                  Section 1.9 Pre-June 30, 1989 Violation of Environmental Laws. USX shall retain responsibility and liability, as a Retained Liability, for any criminal penalties, civil penalties, Damages, or other costs based on, arising out of, related to, or necessary to resolve any violations or alleged violations of any Environmental Law which occurred at the Lorain Works prior to June 30, 1989; provided, that notice of such violation or alleged violation was issued by any governmental body, provided by any other person, or was otherwise given to USX on or before December 30, 1989; provided, further, however, that this limitation on USX's responsibility and liability for costs related to such violations of Environmental Laws shall not apply to or in any way limit those Retained Liabilities relating to any pre-June 30, 1989 violations of Environmental Laws which relate to or are otherwise based on USX's obligations set forth in Sections 1.4, 1.7, and 1.8.

                  Section 1.10 Changes in Environmental Law. Responsibility and liability for the costs of complying with any requirement of any Environmental Law which was or is changed after June 30, 1989 shall be allocated as follows:
(i) USX shall retain all responsibility and costs, as a Retained Liability, for complying with any requirement of any Environmental Law which was or is changed after June 30, 1989 which applies to or otherwise affects the requirements applicable to performance of the D-2 hazardous waste landfill and Black River dredging project listed and identified in Schedule 11.4; (ii) if any requirement of any Environmental Law pertaining to Groundwater Remediation was or is changed after June 30, 1989, it shall have no effect on the allocation of responsibility and liability set forth in Section 1.6 for the cost of performing any Groundwater Remediation; (iii) if any Environmental Remediation of any site, property, or area (other than the Real Property) used for or affected by any disposal or Release of any Chemical Substance was or is changed after June 30, 1989, it shall have no effect on the allocation of responsibility and liability set forth in Section 1.7 for the cost of performing any such Environmental Remediation; (iv) if any requirement of any Environmental Law applicable to the Environmental Remediation of any portion of the Real Property referred to in Sections 1.1, 1.2, or 1.3 was or is changed after June 30, 1989, it shall have no effect on the allocation of responsibility and liability set forth in Sections 1.1, 1.2 and 1.3 for the cost of performing any such Environmental Remediation if the change implements a specific statutory provision that was enacted on or before June 30, 1989; provided, however, that once any such portion of the Real Property has undergone Environmental Remediation for which a certification of complete closure or approval has been issued by the appropriate governmental agencies, the costs of and responsibility for any additional Environmental Remediation which is subsequently required of that portion of the Real Property shall be assumed by RTI Opco and NewTube (in accordance with the MRA); and (v) notwithstanding the foregoing, if any


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requirement of any Environmental Law applicable to the Environmental Remediation of any portion of the Real Property referred to in Sections 1.1, 1.2, or 1.3 was or is changed after June 30, 1989 and such change would apply a more stringent control technology or performance standard to any production facility or operating unit under either the Clean Air Act or the Clean Water Act, then RTI Opco and NewTube (in accordance with the MRA) shall assume the cost of complying with that more stringent control technology or performance standard.

                  Section 1.11 Validity. In the event any one or more of the provisions contained in this Letter should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

                  Section 1.12 Governing Law. This Agreement will be governed by and construed in accordance with the law of the State of New York.


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                                             Very truly yours,

                                             USX Corporation



                                             By: /s/ A. E. Ferrara, Jr.
                                                 -------------------------------
                                                 Name: A. E. Ferrara, Jr.
                                                 Title: Vice President-Strategic
                                                        Planning



Acknowledged and Accepted,

Republic Technologies International, LLC



By: /s/ John B. George
    ----------------------------------------
    Name: John B. George
    Title: Authorized Person


Lorain Tubular Company, LLC



By: /s/ R. M. Stanton
    ----------------------------------------
    Name: R. M. Stanton
    Title:


Kobe Steel, Ltd.



By: /s/ Susumu Okushima
    ----------------------------------------
    Name: Susumu Okushima
    Title: